Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 21,632.67
Total Fee Amount	21,632.67
Total Transaction Valuation	141,297,656.29
Total Offset Amount	0.00
Net Fee	$ 0.00